INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 3 to Registration Statement No. 333-65826 of Glenbrook Life Multi-Manager Variable Account (the "Account") of Glenbrook Life and Annuity Company (the "Company") on Form N-4 of our report dated February 5, 2003 relating to the financial statements and the related financial statement schedule of the Company appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2002, to its use in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Account), which is part of such Registration Statement, and to the use of our report dated March 7, 2003 relating to the financial statements of the Account also appearing in such Statement of Additional Information.

We also consent to the references to us under the heading "Experts" in such Statement of Additional Information.


/s/ Deloitte & Touche LLP

Chicago, Illinois
April  10, 2003

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                                   CONSENT OF
                                 FOLEY & LARDNER


         We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus included in Post-Effective Amendment 3 to the Form N-4 Registration Statement of Glenbrook Life Multi-Manager Variable Account (File No. 333-65826).


                                            /s/  Foley & Lardner
                                            FOLEY & LARDNER


Washington, D.C.
April 10, 2003